DRIEHAUS MUTUAL FUNDS

DRIEHAUS EMERGING MARKETS SMALL CAP GROWTH FUND (DRESX)

(THE “FUND”)

SUPPLEMENT DATED SEPTEMBER 16, 2013

TO PROSPECTUS DATED APRIL 30, 2013

The following information supplements the information in the first paragraph under the heading “Other Investment Strategies and Risks” and the sub-heading “Derivatives” beginning on page 39 of the Prospectus:

The Driehaus Emerging Markets Small Cap Growth Fund may hedge the Fund’s exposure to its portfolio of small capitalization (“small cap”) emerging markets equity securities by entering into credit default swap agreements on sovereign debt. The Fund also may enter into equity index futures contracts for purposes of hedging the Fund’s investments in small cap emerging markets equity securities.

The following information supplements the information in the second paragraph under the heading “Other Investment Strategies and Risks” and the sub-heading “Derivatives” beginning on page 39 of the Prospectus:

With respect to equity index futures contracts entered into by the Driehaus Emerging Markets Small Cap Growth Fund, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund’s portfolio.

Swap agreements typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, they can be highly volatile and may have a considerable impact on a fund’s performance. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty. In addition, if the counterparty’s creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition). It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The following information supplements the information in the second paragraph under the heading “Other Investment Strategies and Risks” and the sub-heading “Debt Securities” beginning on page 40 of the Prospectus:

The Driehaus Emerging Markets Small Cap Growth Fund may hold short positions in sovereign debt instruments for purposes of hedging the Fund’s small cap emerging market equity securities portfolio. Short sales on sovereign debt are also subject to risks discussed under the heading “Principal Risks” and the sub-headings “Foreign Securities and Currencies Risk” and “Short Sale Risk.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FOR MORE INFORMATION, PLEASE CALL DRIEHAUS MUTUAL FUNDS AT (800) 560-6111.